CONSENT OF COUNSEL


         The undersigned hereby consents to the reference to the firm of Parsons Behle & Latimer under the caption "Legal Matters" in the Fourth Amendment to the Registration Statement on Form S-1/A of WordCruncher Internet Technologies, Inc.


                                                  PARSONS BEHLE & LATIMER


                                                  By:     /S/
                                                      --------------------------
                                                      Scott R. Carpenter

Salt Lake City, Utah
November 18, 1999